SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES
                          OF EACH OF THE LISTED FUNDS

                                -----------------

                            DWS Cash Investment Trust

                             DWS Money Market Series



On May 5, 2006, the shareholders of each fund approved replacing each fund's fundamental restriction regarding concentration, with the following:

      The fund may not concentrate its investments in any particular industry (excluding US Government Obligations), as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

This change will be effective May 9, 2006.

DWS Cash Investment Trust

The following sentence supplements the disclosure in the section "Principal Investments" at the beginning of the second to last paragraph:

The fund will invest at least 25% of its total assets in obligations of banks and other financial institutions.

The following disclosure is added under the heading "The Main Risks of Investing in the Fund":

Concentration Risk. Because the fund will invest more than 25% of its total assets in obligations of banks and other financial institutions, it will be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.



                                                                       [Logo]DWS
                                                                         SCUDDER
May 8, 2006                                                  Deutsche Bank Group

DWS Money Market Series

The following sentence replaces the first sentence in the second to last paragraph in the section "Principal Investments":

The fund will invest at least 25% of its total assets in obligations of banks and other financial institutions.

The following disclosure replaces "Concentration Risk" under the heading "The Main Risks of Investing in the Fund":

Concentration Risk. Because the fund will invest more than 25% of its total assets in obligations of banks and other financial institutions, it will be vulnerable to setbacks in that industry. Banks and other financial institutions are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.















               Please Retain This Supplement for Future Reference










May 8, 2006